                                                     Preliminary Proxy Materials

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]
Filed by the Party other than the Registrant
[ ] Check the appropriate box:

[X]  Preliminary Proxy Statement                  [ ] Confidential, for Use of
[ ]  Definitive Proxy Statement                       the Commission Only (as
[ ]  Definitive Additional Materials                  permitted by Rule
[ ]  Soliciting Material Pursuant to                  14a-6(e)(2))
     Rule 14a-11(c) or Rule 14a-12

                      VERSANT OBJECT TECHNOLOGY CORPORATION
                (Name of Registrant as Specified in Its Charter)

                       ----------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

     5)  Total fee paid:

         -----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         -----------------------------------------------------------------------


     2)  Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

     3)  Filing Party:

         -----------------------------------------------------------------------

     4)  Date Filed:

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
                                                  Preliminary Proxy Materials


                                  May 11, 1998

To Our Shareholders:

     You are cordially invited to attend the 1998 Annual Meeting of Shareholders of Versant Object Technology Corporation to be held at the Company, 6539 Dumbarton Circle, Fremont, California 94555, on Wednesday, June 10, 1998, at 10:30 a.m., Pacific Time.

     The matters expected to be acted upon at the meeting are described in detail in the following Notice of Annual Meeting of Shareholders and Proxy Statement.

     It is important that you use this opportunity to take part in the affairs of your Company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. Returning the Proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

     We look forward to seeing you at the meeting.

                                          Sincerely,

                                          Nick Ordon
                                          President and Chief Executive Officer

                                                  Preliminary Proxy Materials


                     VERSANT OBJECT TECHNOLOGY CORPORATION
                             6539 DUMBARTON CIRCLE
                           FREMONT, CALIFORNIA 94555
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 10, 1998

To Our Shareholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Versant Object Technology Corporation (the "Company") will be held at the Company, 6539 Dumbarton Circle, Fremont, California 94555, on Wednesday, June 10, 1998, at 10:30 a.m., Pacific Time for the following purposes:

     1. To elect five (5) directors of the Company, each to serve until the next Annual Meeting of Shareholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Company's Board of Directors intends to present the following nominees for election as directors:

David Banks                        Mark Leslie
Stephen J. Gaal                    Nick Ordon
James Simpson

     2. To consider and vote upon a proposal to amend the Company's 1996 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 75,000 shares, from 325,000 shares to 400,000 shares.

     3. To consider and vote upon a proposal to amend the Company's Amended and Restated Articles of Incorporation to change the Company's name from Versant Object Technology Corporation to Versant Corporation.

     4. To ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for 1998.

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on April 27, 1998 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                                          By Order of the Board of Directors

                                          Nick Ordon
                                          President and Chief Executive Officer

Fremont, California
May 11, 1998

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                                                  Preliminary Proxy Materials


                     VERSANT OBJECT TECHNOLOGY CORPORATION
                             6539 DUMBARTON CIRCLE
                           FREMONT, CALIFORNIA 94555
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                                  May 11, 1998

     The accompanying Proxy is solicited on behalf of the Board of Directors (the "Board") of Versant Object Technology Corporation, a California corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held at the Company, 6539 Dumbarton Circle, Fremont, California 94555, on Wednesday, June 10, 1998, at 10:30 a.m., Pacific Time (the "Meeting"). This Proxy Statement and the accompanying form of Proxy were first mailed or delivered to shareholders on or about May 11, 1998. An annual report for the year ended December 31, 1997 is enclosed with this Proxy Statement.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

     Only holders of record of the Company's Common Stock at the close of business on April 27, 1998 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had shares of Common Stock outstanding and entitled to vote. A majority of the shares outstanding on the Record Date will constitute a quorum for the transaction of business.

     Holders of Common Stock are entitled to one vote for each share held as of the above record date. In the event that a broker, bank, custodian, nominee or other record holder of the Company's Common Stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter (a "broker non-vote"), those shares will not be considered present and entitled to vote with respect to that matter, although they will be counted in determining the presence of a quorum.

     Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting that are voted on the election of directors. Approval of Proposal Nos. 2 and 4 requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting that are voted "for" or "against' the proposal. In addition, for Proposal Nos. 2 and 4, the affirmative votes must constitute at least a majority of the required quorum. Neither an abstention nor a broker non-vote will be counted as a vote "for" or "against" Proposal Nos. 2 or 4. Approval of Proposal No. 3 requires the affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date. All votes will be tabulated by the inspector of elections appointed for the Meeting. Each of the Company's proposals described in this Proxy Statement requires that a quorum be present at the Meeting.

     Unless otherwise instructed, each valid returned Proxy in the form accompanying this Proxy Statement that is not revoked will be voted in the election of directors "FOR" the nominees of the Board of Directors and "FOR" Proposal Nos. 2, 3 and 4 described in this Proxy Statement, and at the Proxy holder's discretion, on such other matters, if any, that may come before the Meeting (including any proposal to adjourn the Meeting).

     In the event that sufficient votes in favor of the proposals are not received by the date of the Meeting, the persons named as Proxies may propose one or more adjournments of the Meeting to permit further solicitations of Proxies. Any such adjournment would require the affirmative vote of the majority of the shares present in person or represented by Proxy at the Meeting and entitled to vote.

     The expenses of soliciting Proxies in the enclosed form will be paid by the Company. Following the original mailing of the Proxy Statement, the Proxy and other soliciting materials, the Company will request brokers, custodians, nominees and other record holders to forward copies of the Proxy Statement, the Proxy and other soliciting materials to persons for whom they hold shares of Common Stock and to request authority for the exercise of Proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses. Proxies may also be solicited by certain of the Company's

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                                                  Preliminary Proxy Materials


directors, officers and regular employees, without additional compensation, in person or by telephone or telegram.

                            REVOCABILITY OF PROXIES

     Any person signing a Proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the Proxy. A Proxy may be revoked by a writing delivered to the Company stating that the Proxy is revoked, by a subsequent Proxy that is signed by the person who signed the earlier Proxy and is presented at the Meeting, or by attendance at the Meeting and voting in person. Please note, however, that if a shareholder's shares are held of record by a broker, bank or other nominee and that shareholder wishes to vote at the Meeting, the shareholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that shareholder's beneficial ownership of the shares.

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                                                  Preliminary Proxy Materials


                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

DIRECTORS/NOMINEES

     At the Meeting, shareholders will elect five directors, which will be the number of directors authorized in the Company's Bylaws as of the date of the Meeting, to hold office until the next Annual Meeting of Shareholders and until their respective successors have been elected and qualified, or until such directors' earlier resignation or removal. Shares represented by the accompanying Proxy will be voted for the election of five nominees (recommended by the Board) who are named in the following table, unless the Proxy is marked in such a manner as to withhold authority so to vote. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting that are voted on the election of directors. The Company has no reason to believe that the nominees for election will not be available to serve their prescribed terms. However, if any nominee for any reason is unable to serve or will not serve, the Proxy may be voted for such substitute nominee as the persons appointed in the Proxy may in their discretion determine.

     The following table sets forth certain information concerning the nominees (each of whom is currently a director of the Company), which is based on data furnished by them:

                                                                     DIRECTOR
   NAME OF NOMINEE     AGE            PRINCIPAL OCCUPATION            SINCE
   ---------------     ---            --------------------           --------
Nick Ordon             50    President and Chief Executive Officer
                               of the Company                          1998
David Banks            52    Consultant                                1993
Stephen J. Gaal(2)     54    Managing Director of Gaal & Company,
                               Inc                                     1988
Mark Leslie(1)         52    President and Chief Executive Officer
                               of VERITAS Software Corporation         1988
James Simpson(2)       60    Independent Consultant                    1995

---------------
(1) Member of the Compensation Committee

(2) Member of the Audit Committee

     Mr. Ordon has served as President, Chief Executive Officer and a director of the Company since he joined the Company in January 1998. From July 1996 to December 1997, Mr. Ordon was Vice President and General Manager of Lotus Messaging at Lotus Development Corporation, a software development company and wholly-owned subsidiary of International Business Machines Corporation. From August 1994 to July 1996, he was Vice President and General Manager of the Commercial Business Unit of Lockheed Martin Corporation, an aerospace products company. From January 1993 to August 1994, Mr. Ordon served as General Manager, NetWare Operations with Hewlett-Packard Company. Mr. Ordon received a Bachelor of Science in Aerospace Engineering from University of Colorado in 1970 and a Master of Business Administration in Finance and Operations from Syracuse University in 1980.

     Mr. Banks has served as a director of the Company since April 1993. From April 1993 to January 1998, Mr. Banks was the Company's President and Chief Executive Officer. Mr. Banks is currently a consultant. From January 1985 to January 1989, Mr. Banks served as Chief Executive Officer and President of Cadre Technologies Incorporated ("Cadre"), a software development company. In January 1989, following a merger of MicroCase Inc. and Cadre, Mr. Banks was named President of Cadre, a position he held until mid-1992, when he became Executive Vice President of Cadre. Mr. Banks served in this position until December 1992. Mr. Banks received a Bachelor of Science in Chemistry from Indiana University in 1967, a Master of Science in Chemistry from University of California, San Diego in 1968 and a Masters of Business Administration from Purdue University in 1969.

     Mr. Gaal has served as a director of the Company since October 1988. Mr. Gaal has been managing Director of Gaal & Company, Inc., a provider of advisory services to the management of emerging technology companies, since October 1997. From January 1995 to October 1997, Mr. Gaal was a Principal of TA Associates Inc. ("TA"), a venture capital firm. From October 1987 to December 1994, Mr. Gaal was a Managing Director -- Investments of TA. Mr. Gaal received a Bachelor of Science in Electrical Engineering

                                                  Preliminary Proxy Materials


from Princeton University in 1966 and a Master of Science in Electrical Engineering and Computer Science from University of California, Berkeley in 1967. He also completed Harvard Business School's Program for Management Development in 1974. Mr. Gaal is also a director of Workgroup Technology Corporation.

     Mr. Leslie has served as Chairman of the Board of Directors of the Company since October 1988. Mr. Leslie has served as President and Chief Executive Officer of VERITAS Software Corporation ("VERITAS"), a systems software company, since February 1990. Mr. Leslie received a Bachelor or Arts in Physics and Mathematics from New York University in 1966 and completed Harvard Business School's Program for Management Development in 1980. Mr. Leslie is also a director of VERITAS.

     Mr. Simpson has served as a director of the Company since April 1995. Mr. Simpson is currently an independent consultant. From June 1988 to October 1997, Mr. Simpson was Chief Executive Officer of Wall Data Incorporated, a computer software company, where he was Chairman of the Board of Directors. Mr. Simpson was also President of Wall Data Incorporated from June 1988 to May 1996. Mr. Simpson studied medicine and surgery at the University of Edinburgh, Scotland.

     Lawrence K. Orr, a director of the Company since January 1995, had indicated he will not be standing for re-election to the Board in order to pursue other interests. In accordance with the Company's Bylaws, the Board had reduced its size from six members to five members, effective concurrently with the Meeting, in connection with Mr. Orr's departure from the Board. Mr. Orr will continue to serve as a member of the Company's Compensation Committee until the Meeting.

     There is no family relationship between any of the foregoing nominees or between any of such nominees and any of the Company's executive officers. The Company's executive officers serve at the discretion of the Board.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

     The Board met seven times, including telephone conference meetings, during 1997. Standing committees of the Board include an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing similar functions.

     The Audit Committee is comprised of Messrs. Gaal and Simpson, who are non-employee directors. The Audit Committee met four times during 1997. The Audit Committee has the following powers: (i) to recommend the appointment of the Company's independent auditors to the Board; (ii) to review the independent auditors' proposed audit scope and audit approach; (iii) to review the independent auditors' letters of recommendations provided to management; (iv) to review the activities, organizational reporting and effectiveness of the Company's internal audit function; (v) to review the independent auditors' fee arrangements for professional services; (vi) to review management's monitoring of compliance with the Company's code of conduct; (vii) to review, with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements; (viii) to review with financial management and the independent auditors the Company's quarterly financial results and significant proposed adjustments, reserves, accounting estimates and financial reporting issues related thereto; (ix) to determine that there are appropriate policies and procedures for the review of officers' expenses and perquisites;
(x) to approve the Company's revenue recognition policy and any amendments thereto; (xi) to approve the Company's investment policy and any amendments thereto; (xii) to review the status of Internal Revenue Service examinations and related tax reserves; (xiii) to perform other oversight functions as determined by the Audit Committee or the full Board.

     The Compensation Committee is currently comprised of Messrs. Leslie and Orr who are non-employee directors. Following the Meeting, the Compensation Committee will consist of Messrs. Leslie and Simpson, who are non-employee directors; assuming the election of all the specified nominees. The Compensation Committee met four times during 1997, and acted by written consent two times. The Compensation Committee is responsible for: (i) reviewing and submitting to the Board for approval major compensation and benefits programs and plans, such as stock option, stock purchase, 401(k) and bonus plans, and amendments thereto;
(ii) administering the Company's 1996 Equity Incentive Plan and approving all option grants

                                                  Preliminary Proxy Materials


pursuant thereto; (iii) administering the Company's 1996 Employee Stock Purchase Plan; (iv) reviewing and approving for submission to the Board election of corporate officers and designation of officers subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (v) reviewing and approving compensation for corporate officers, including salary, bonus awards and major perquisites; (vi) reviewing and approving compensation ranges for non-officer employees; (vii) reviewing performance of corporate officers;
(viii) reviewing significant changes to the structure of the Company's organization; and (ix) preparing a report to shareholders on compensation policy for inclusion in the Company's proxy statement, if applicable.

     No director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he was a director) and the total number of meetings held by all committees of the Board on which he served (during the period that he served).

DIRECTORS COMPENSATION

     Directors of the Company do not receive cash compensation for their services as directors but are reimbursed for their reasonable expenses in attending meetings of the Board.

     Directors who are not officers of the Company participate in one compensation plan, the 1996 Directors Stock Option Plan (the "Directors Plan"). The purpose of the Directors Plan is to provide incentive for members of the Board who are not also employees of the Company or any parent, subsidiary or affiliate of the Company by providing such persons with an opportunity to purchase shares of Common Stock of the Company. On July 17, 1997, the Company granted to each of Messrs. Leslie, Gaal and Simpson an option to purchase 5,000 shares of the Company's Common Stock at an exercise price of $7.25 per share pursuant to this plan.

                THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF
                        EACH OF THE NOMINATED DIRECTORS.

                   PROPOSAL NO. 2 -- APPROVAL OF AMENDMENT TO
                       1996 EMPLOYEE STOCK PURCHASE PLAN

     Shareholders are being asked to approve an amendment to the Company's 1996 Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares of Common Stock reserved for issuance under the Purchase Plan by 75,000 shares, from 325,000 shares to 400,000 shares. The Board believes that adding shares to the Purchase Plan is in the best interests of the Company because it will permit the Company to attract and retain key employees by providing them with appropriate equity incentives. The Purchase Plan plays an important role in the Company's efforts to attract and retain employees of outstanding ability.

     In May 1996, the Board adopted the Purchase Plan and reserved a total of 125,000 shares of the Company's Common Stock for issuance thereunder. The Company's shareholders approved the Purchase Plan in June 1996. In April 1997, the Board approved an amendment to the Purchase Plan to increase the number of shares authorized and reserved for issuance thereunder by 200,000 shares. This amendment was approved by the shareholders in June 1997.

     Proposed Amendment to the Plan. The Board approved the proposed amendment to the Purchase Plan on April 21, 1998, to be effective upon shareholder approval. Set forth below is a summary of the principal features of the Purchase Plan, which summary is qualified in its entirety by reference to the terms and conditions of the Purchase Plan. The Company will provide, without charge, to each person to whom a Proxy Statement is delivered, upon request of such person and by first class mail within one business day of receipt of such request, a copy of the Purchase Plan. Any such request should be directed as follows:
Secretary, Versant Object Technology Corporation, 6539 Dumbarton Circle, Fremont, California 94555; telephone number (510) 789-1500; facsimile (510) 789-1515.

                                                  Preliminary Proxy Materials


     Purpose. The Purchase Plan has been established to provide employees of the Company and its subsidiaries designated by the Board as eligible to participate in the Purchase Plan ("Participating Employees") with a convenient means of acquiring an equity interest in the Company, to enhance such employees' sense of participation in the affairs of the Company and to provide an incentive for continued employment. The Purchase Plan accomplishes this purpose by permitting Participating Employees to purchase from the Company shares of Common Stock of the Company at a discount from the market price and to pay for such shares through payroll deductions.

     Number of Shares. The maximum member of shares that currently may be issued under the Purchase Plan is 325,000 shares. If the Company's shareholders adopt this Proposal, the maximum number of shares that may be issued under the Purchase Plan will be 400,000 shares.

     Administration. The Purchase Plan is administered by the Compensation Committee of the Board (the "Committee"), the members of which are appointed by the Board. The Committee currently consists of Mark Leslie and Lawrence K. Orr, both of whom are "non-employee directors," as defined in Rule 16b-3 promulgated under the Exchange Act, and "outside directors," as defined pursuant to Section 162(m) of the Code. The interpretation or construction by the Committee of any provisions of the Purchase Plan will be final and binding on all Participating Employees. The members of the Committee do not receive any compensation for administering the Plan. The Company bears all expenses in connection with administration of the Plan.

     Eligibility. All employees of the Company, or any parent or subsidiary, are eligible to participate in an Offering Period (as defined below) under the Purchase Plan, except the following:

     (a) employees who are not employed by the Company 15 days before the beginning of such Offering Period;

     (b) employees who are customarily employed for less than 20 hours per week;

     (c) employees who are customarily employed for less than five months in a calendar year; and

     (d) employees who own stock or hold options to purchase stock or who, as a result of participation in the Purchase Plan, would own stock or hold options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

     As of April 27, 1998, approximately 145 persons were eligible to participate in the Purchase Plan and 182,970 shares had been issued pursuant to the Purchase Plan. As of that date, 142,030 shares were available for future issuance under the Purchase Plan, not including the proposed amendment to the Purchase Plan. As of April 27, 1998, the closing price of the Company's Common
Stock on Nasdaq was $     per share.

     Participating Employees participate in the Purchase Plan through payroll deductions. A Participating Employee sets the rate of such payroll deductions, which may not be less than 2% nor more than 10% of the Participating Employee's W-2 compensation, including, but not limited to, base salary or wages, bonuses, overtime and commissions, including any deductions authorized for plans under Sections 125 or 401(k) of the Code. No Participating Employee is permitted to purchase shares under the Purchase Plan at a rate which, when aggregated with such employee's rights to purchase stock under all similar purchase plans of the Company, exceeds $25,000 in fair market value determined as of the Offering Date for each calendar year.

     Offering Period. Each offering of Common Stock under the Purchase Plan is for a period of 24 months (the "Offering Period"). Offering Periods are planned to commence on February 1 and August 1 of each year and end on January 31 and July 31 of each year, respectively; provided, however, that the initial Offering Period commenced on July 18, 1996 and will expire on July 31, 1998. Each Offering Period shall consist of four six-month purchase periods (individually, a "Purchase Period") during which payroll deductions of the Participating Employees are accumulated under the Purchase Plan. The Board has the power to set the beginning of any Offering Period and to change dates or the duration of Offering Periods or Purchase Periods without shareholder approval if such change is announced at least 15 days before the scheduled beginning of the first Offering Period or Purchase Period to be affected. The first day of each Offering Period is the "Offering Date" for such Offering Period and the last business day of each Purchase Period is the "Purchase Date" for such Purchase Period.

                                                  Preliminary Proxy Materials


     Participating Employees will participate in the Purchase Plan during each Offering Period through regular payroll deductions as described above. Participating Employees may elect to participate in any Offering Period by enrolling as provided under the terms of the Purchase Plan. Once enrolled, a Participating Employee will automatically participate in each succeeding Offering Period unless the Participating Employee withdraws from the Offering Period or the Purchase Plan is terminated. After the rate of payroll deductions for an Offering Period has been set by a Participating Employee, that rate will continue to be effective for the remainder of the Offering Period (and for all subsequent Offering Periods in which the Participating Employee is automatically enrolled) unless otherwise changed by the Participating Employee. The Participating Employee may increase or lower the rate of payroll deductions for any subsequent Offering Period, but may only lower the rate of payroll deductions for an ongoing Offering Period. No more than one change may be made during a single Offering Period.

     Purchase Price. The purchase price of shares that may be acquired in any Purchase Period under the Purchase Plan will be 85% of the lesser of: (i) the fair market value of the shares on the Offering Date; or (ii) the fair market value of the shares on the Purchase Date. The fair market value of a share of the Company's Common Stock is deemed to be the closing price of the Company's Common Stock on Nasdaq on the date of determination as reported in The Wall Street Journal, except that the fair market value of a share of the Company's Common Stock on the Offering Date of the first Offering Period was the price per share at which shares of the Company's Common Stock were offered for sale to the public in the Company's initial public offering of shares of its Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     Purchase of Stock Under the Purchase Plan. The number of whole shares a Participating Employee will be able to purchase in any Purchase Period will be determined by dividing the total payroll amount withheld from the Participating Employee during the Purchase Period pursuant to the Purchase Plan by the purchase price for each share determined as described above. The purchase will take place automatically on the Purchase Date of such Purchase Period.

     Withdrawal. A Participating Employee may withdraw from any Offering Period. Upon withdrawal, the accumulated payroll deductions will be returned to the withdrawn Participating Employee, without interest, provided that the withdrawal occurs at least 15 days before the related Purchase Date. If the withdrawal occurs less than 15 days before such Purchase Date, payroll deductions will continue for the remainder of that Purchase Period. No further payroll deductions for the purchase of shares will be made for the succeeding Offering Period unless the Participating Employee enrolls in the new Offering Period at least 15 days before the Offering Date.

     Amendment of the Purchase Plan. The Board may at any time amend, terminate or extend the term of the Purchase Plan, except that any such termination cannot affect the terms of shares previously granted under the Purchase Plan, nor may any amendment make any change in the terms of shares previously granted which would adversely affect the right of any participant, nor may any amendment be made without shareholder approval if such amendment would: (a) increase the number of shares that may be issued under the Purchase Plan; (b) change the designation of the employees (or class of employees) eligible for participation in the Purchase Plan; or (c) constitute an amendment for which shareholder approval is required in order to comply with Rule 16b-3 (or any successor rule) of the Exchange Act.

     Term of the Purchase Plan. The Purchase Plan will continue until the earlier to occur of: (i) termination of the Purchase Plan by the Board; (ii) the issuance of all the shares of Common Stock reserved for issuance under the Purchase Plan; or (iii) May 2006, ten years after the date the Purchase Plan was adopted by the Board.

     Federal Income Tax Information. THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND EMPLOYEES PARTICIPATING IN THE PURCHASE PLAN. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPATING EMPLOYEE WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPATING EMPLOYEE HAS BEEN AND IS ENCOURAGED

                                                  Preliminary Proxy Materials


TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISER REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE STOCK PURCHASE PLAN.

     The Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

     Tax Treatment of the Participating Employee. Participating Employees will not recognize income for federal income tax purposes either upon enrollment in the Purchase Plan or upon the purchase of shares. All tax consequences are deferred until a Participating Employee sells the shares, disposes of the shares by gift or dies.

     If shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable Offering Period, or if the Participating Employee dies while owning the shares, the Participating Employee realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of: (i) 15% of the fair market value of the shares at the beginning of the Offering Period; or (ii) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of shares is treated as medium-term or long-term capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the Participating Employee has a medium-term or long-term capital loss for the difference between the sale price and the purchase price.

     If the shares are sold or are otherwise disposed of including by way of gift (but not death, bequest or inheritance) (in any case, a "disqualifying disposition") within either the one-year or the two-year holding periods described above, the Participating Employee realizes ordinary income at the time of sale or other disposition, taxable to the extent that the fair market value of the shares at the date of purchase is greater than the purchase price. This excess will constitute ordinary income (not currently subject to withholding) in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of sale and the aggregate fair market value of the shares at the date of purchase is a capital gain or loss. Capital gains may be offset by capital losses, and up to $3,000 of capital losses may be used annually against ordinary income.

     Tax Treatment of the Company. The Company will be entitled to a deduction in connection with the disposition of shares acquired under the Purchase Plan only to the extent that the Participating Employee recognizes ordinary income on a disqualifying disposition of the shares. The Company will treat any transfer of record ownership of shares as a disposition, unless it is notified to the contrary. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, Participating Employees will be required to notify the Company in writing of the date and terms of any disposition of shares purchased under the Purchase Plan.

     ERISA. The Purchase Plan is not subject to any of the provisions of ERISA nor is it qualified under Section 401(a) of the Code.

     New Plan Benefits. The amounts of future stock purchases under the Purchase Plan are not determinable because, under the terms of the Purchase Plan, purchases are based upon elections made by Participating Employees. Future purchase prices are not determinable because they are based upon fair market value of the Company's Common Stock.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL
           OF THE AMENDMENT TO THE 1996 EMPLOYEE STOCK PURCHASE PLAN.

                   PROPOSAL NO. 3 -- APPROVAL OF AMENDMENT TO
          THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION
              TO CHANGE THE COMPANY'S NAME TO VERSANT CORPORATION

     The Board has adopted an amendment to the Company's Amended and Restated Articles of Incorporation (the "Articles") to change the Company's name from Versant Object Technology Corporation to Versant Corporation, subject to shareholder approval. The Board believes this name change is in the best interests of

                                                  Preliminary Proxy Materials


the Company. Under the proposed amendment, Article I of the Articles would be amended and restated to read as follows:

          "The name of this Corporation is Versant Corporation."

     The approval of the amendment to the Articles requires the affirmative vote of a majority of shares of Common Stock outstanding on the Record Date.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APROVAL
                       OF THE AMENDMENT TO THE ARTICLES.

                 PROPOSAL NO. 4 -- RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

     The Company has appointed Arthur Andersen LLP as its independent auditors to perform the audit of the Company's financial statements for the 1998 fiscal year, and the shareholders are being asked to ratify such appointment. Arthur Andersen LLP have served as the Company's independent auditors since 1990. Representatives of Arthur Andersen LLP will be present at the Meeting, will be given an opportunity to make a statement at the Meeting if they desire to do so and will be available to respond to questions.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL
                OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS.

                                                  Preliminary Proxy Materials


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of April 27, 1998 unless otherwise noted, with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each of the Company's current non-employee directors (including David Banks, the Company's President and Chief Executive Officer until January 1998), (iii) the Company's current Chief Executive Officer and each of the Company's four other most highly compensated executive officers and (iv) all current directors and executive officers as a group.

                                                               SHARES BENEFICIALLY
                                                                      OWNED
                                                              ----------------------
     5% SHAREHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS         NUMBER     PERCENT(1)
     -------------------------------------------------        ---------   ----------
5% SHAREHOLDERS:
Cowen & Company(2)..........................................  1,021,802      11.3%
Special Situations Fund(3)..................................    526,003       5.8
NON-EMPLOYEE DIRECTORS:
David Banks(4)..............................................    341,019       3.7
TA Associates Group and Stephen J. Gaal(5)..................    285,290       3.1
Mark Leslie(6)..............................................    118,258       1.3
James Simpson(7)............................................     35,411         *
Lawrence K. Orr(8)..........................................     28,026         *
EXECUTIVE OFFICERS:
Nick Ordon..................................................      4,500         *
James R. Lochry(9)..........................................     96,461       1.1
George C. Franzen(10).......................................     84,607         *
Lawrence J. Pulkownik(11)...................................     74,951         *
Walter L. Brown(12).........................................     16,258         *
All directors and executive officers as a group (12
  persons)(13)..............................................  1,137,765

---------------
  *  Represents less than 1%

 (1) Percent ownership is based on                shares outstanding as of April
     27, 1998. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of April 27, 1998 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of any other person.

 (2) Includes shares owned directly by Cowen & Company, Cowen Incorporated and Joseph M. Cohen. Information regarding ownership by Cowen & Company, Cowen Incorporated and Joseph M. Cohen is stated as of April 9, 1998 and was obtained from a Schedule 13G filed by such owners with the Securities and Exchange Commission (the "SEC") on April 9, 1998. According to SEC filings, Cowen Incorporated is a parent holding company of Cowen & Company under Rule 13d-1(b)(ii)(G), and Joseph M. Cohen may be deemed to control Cowen Incorporated. The Company is not responsible for any errors or omissions in the information regarding Cowen & Company, Cowen Incorporated and Joseph M. Cowen. The address of Cowen & Company, Cowen Incorporated and Joseph M. Cohen is Financial Square, New York, NY 10005-3597.

 (3) Information regarding Special Situations Fund III, L.P. ("SSF III") is derived from Schedule 13D filed with the Commission on February 10, 1998, and the following information is stated as of that date. The Schedule 13D reports that 356,603 shares are beneficially owned by SSF III, 56,000 shares are

                                                  Preliminary Proxy Materials


     beneficially owned by Special Situations Technology Fund, L.P., and 113,400 shares are beneficially owned by Special Situations Cayman Fund, L.P. Austin W. Marxe and David Greenhouse have sole voting power with respect to the securities. The Company is not responsible for my errors or omissions in the information regarding SSF III. The address of SSF III is 153 East 53rd Street, 51st Floor, New York, NY 10022.

 (4) Includes 24,750 shares that the Company has the right to repurchase at the issuance price as of April 27, 1998 and 52,916 shares subject to options exercisable within 60 days of April 27, 1998.

 (5) Includes 256,937 shares, 202 shares, 1,143 shares and 1,143 shares held of record by Advent Atlantic & Pacific Limited Partnership, TA Associates VI L.P., TA Associates Service Corporation and TA Associates Inc., respectively. Advent Atlantic & Pacific Limited Partnership and TA Associates VI L.P. are part of an affiliated group of investment partnerships referred to, collectively, as the TA Associates Group. The general partner of Advent Atlantic & Pacific Limited Partnership is TA Associates AAP, L.P. The general partner of TA Associates AAP, L.P. is TA Associates AAP Ventures, L.P. The general partner of TA Associates VI, L.P. and TA Associates AAP Ventures L.P. is TA Associates, Inc. In such capacity, TA Associates, Inc. exercises sole voting and investment power with respect to all of the shares held of record by the named investment partnerships. In addition, TA Associates Services Corporation is a wholly-owned subsidiary of TA Associates, Inc. Because TA Associates, Inc. exercises voting and investment power over the shares it beneficially owns in the Company through a three-person investment committee appointed by its board of directors, no member of which may act independently and a majority of whom must act in concert to exercise such voting and investment power, individually, no shareholder, director or officer of TA Associates, Inc. is deemed to have or share such voting or investment power. Mr. Gaal is a shareholder and an agent of TA Associates, Inc. Mr. Gaal disclaims beneficial ownership of the 1,143 shares held of record by TA Associates, Inc. In addition, Mr. Gaal disclaims beneficial ownership of the 256,937 shares, 202 shares and 1,143 shares held of record by Advent Atlantic & Pacific Limited Partnership, TA Associates VI L.P. and TA Associates Service Corporation. Mr. Gaal holds 10,865 shares directly and has options to purchase 15,000 shares of Common Stock exercisable within 60 days of April 27, 1998. The address of TA Associates Group is High Street Tower, Suite 2500, 125 High Street, Boston, MA 02110.

 (6) Includes 1,623 shares that the Company has the right to repurchase at the issuance price as of April 27, 1998 and 29,800 shares subject to options exercisable within 60 days of April 27, 1998. Mr. Leslie is Chairman of the Board of Directors of the Company.

 (7) Represents 35,411 shares subject to options exercisable within 60 days of April 27, 1998. Mr. Simpson is a director of the Company.

 (8) Includes 15,000 shares subject to options exercisable within 60 days of April 27, 1998. Mr. Orr is a director of the Company.

 (9) Includes 48,333 shares that the Company has the right to repurchase at the issuance price as of April 27, 1998 and 18,729 shares subject to options exercisable within 60 days of April 27, 1998. Mr. Lochry is Vice President World Wide Sales of the Company.

(10) Includes 2,597 shares that the Company has the right to repurchase at the issuance price as of April 27, 1998 and 9,825 shares subject to options exercisable within 60 days of April 27, 1998. Mr. Franzen is Vice President Engineering of the Company.

(11) Includes 14,555 shares that the Company has the right to repurchase at the issuance price as of April 27, 1998 and 12,532 shares subject to options exercisable within 60 days of April 27, 1998. Mr. Pulkownik is Vice President Business Development of the Company.

(12) Include 13,542 shares subject to options exercisable within 60 days of April 27, 1998. Mr. Brown is Vice President of Services of the Company.

(13) Represents the shares beneficially owned by the individuals identified in footnotes (4) through (12), 1,319 additional shares and 51,665 additional shares subject to options exercisable within 60 days of April 27, 1998.

                                                  Preliminary Proxy Materials


                                   MANAGEMENT

     The names of the present executive officers of the Company and certain information about them are set forth below:

NAME OF EXECUTIVE OFFICER    AGE               POSITION WITH THE COMPANY
-------------------------    ---               -------------------------
Nick Ordon..............     50     President and Chief Executive Officer
Walter L. Brown.........     50     Vice President Services
George C. Franzen.......     54     Vice President Engineering and Technical
                                    Services
Ronald F. Kopeck........     51     Vice President Marketing
Gary Rhea...............     54     Vice President Finance and Administration, Chief
                                    Financial Officer and Secretary
James R. Lochry.........     43     Vice President World Wide Sales
Lawrence J. Pulkownik...     40     Vice President Business Development

     For information regarding Mr. Ordon, see "Proposal No. 1 -- Election of Directors -- Directors/ Nominees."

     Mr. Brown has served as Vice President Services of the Company since he joined the Company in January 1997. From February 1995 to January 1997, Mr. Brown served first as Vice President Customer Service and then as Vice President World Wide Field Operations of Make Systems, a software company. From 1991 to February 1995, Mr. Brown served as Director -- Worldwide Support Services at SunSoft, a software company. Mr. Brown received a Bachelor of Science in Nuclear Engineering from Lowell Technical Institute in 1969 and a Master of Science in Industrial Management from Polytechnic Institute of Brooklyn in 1971.

     Mr. Franzen has served as Vice President Engineering and Technical Services of the Company since he joined the Company in January 1992, and until January 1997, he served as Vice President Engineering and Technical Services of the Company. From July 1988 to January 1992, Mr. Franzen served as Vice President of Engineering of Plexus Software, a division of Recognition Equipment Corporation, where he was involved in developing one of the first extended relational database systems. Mr. Franzen received a Bachelor of Arts in Chemistry from the University of Minnesota in 1965.

     Mr. Kopeck has served as Vice President Marketing of the Company since he joined the Company in May 1997. From May 1994 until January 1997, Mr. Kopeck served as President and Chief Executive Officer of Lanquest Labs, a company which specialized in network testing and products. From February 1993 to April 1994, he was Vice President, Marketing of Soft Switch Corp., a developer of messaging and e-mail products. Mr. Kopeck received a Bachelor of Science in Electrical Engineering from George Washington University in 1968 and a Master of Science in Electrical Engineering from University of Syracuse in 1972.

     Mr. Rhea has served as Vice President Finance and Administration, Chief Financial Officer and Secretary of the Company since he joined the Company in May 1997. From May 1995 to May 1997, Mr. Rhea served as Chief Financial Officer of Vadem Inc., a semiconductor company. From July 1992 until May 1995, he served as Chief Financial Officer of Pacific Monolithics, a wireless communications company. Mr. Rhea received a Bachelor of Science in Accounting from San Jose State University in 1969.

     Mr. Lochry has served as Vice President World Wide Sales of the Company since he joined the Company in August 1995. From July 1994 to August 1995, Mr. Lochry served as Vice President North American Sales of nCube Corporation, a super computer company. From July 1989 to July 1994, Mr. Lochry held sales management positions at Oracle Corporation, a database software company. Mr. Lochry received a Bachelor of Business Administration in Finance from Southern Methodist University in 1977 and a Masters of Business Administration from the University of Detroit in 1982.

     Mr. Pulkownik has served as Vice President Business Development of the Company since April 1995. From June 1992, when he joined the Company, to April 1995, Mr. Pulkownik held various sales and marketing management positions, including Vice President Telecommunications and Vice President Vertical

                                                  Preliminary Proxy Materials


Marketing, at the Company. From June 1990 to June 1992, Mr. Pulkownik was managing partner of Rainmakers, a consulting firm that he co-founded to provide market development and initial customer introductions for early stage companies. Mr. Pulkownik received a Bachelor of Science in Industrial Engineering, a Bachelor of Science in Electrical Engineering and a Master of Science in Computer Science from the University of Michigan in 1980.

EXECUTIVE COMPENSATION

     The following table sets forth all compensation awarded to or earned or paid for services rendered in all capacities to the Company during each of 1995, 1996 and 1997 by David Banks, The Company's President and Chief Executive Officer until January 1998, and the Company's four other most highly compensated executive officers (collectively the "Named Executive Officers"). This information includes the dollar values of base salaries and bonus awards, the number of shares subject to stock options granted and certain other compensation, whether paid or deferred.

                           SUMMARY COMPENSATION TABLE

                                                                                               LONG-TERM
                                                                                              COMPENSATION
                                                                                              ------------
                                                                                                 AWARDS
                                                           ANNUAL COMPENSATION                ------------
                                              ---------------------------------------------    SECURITIES
             NAME AND                FISCAL                                 OTHER ANNUAL       UNDERLYING
        PRINCIPAL POSITION            YEAR    SALARY($)   BONUS($)(1)    COMPENSATION($)(2)    OPTIONS(#)
        ------------------           ------   ---------   -----------    ------------------   ------------
David Banks(7).....................   1997    $223,897     $ 63,750            $1,814            20,000
  Former President and                1996     150,000      116,000               588           100,000
  Chief Executive Officer             1995     150,000      117,000             1,906            60,292
James R. Lochry....................   1997     150,000      122,680(6)            643            25,000
  Vice President                      1996     130,000      140,965(3)            504            32,000
  World Wide Sales                    1995      45,333       85,000               214           100,000
George C. Franzen..................   1997     150,000           --             1,814            10,000
  Vice President                      1996     144,583       35,100               588             5,000
  Engineering                         1995     134,333       28,000             1,966            56,654
Lawrence J. Pulkownik..............   1997     140,000        4,000               643            10,000
  Vice President                      1996     127,500       63,227(4)            479            25,000
  Business Development                1995     100,000       83,096(5)            358            26,230
Walter L. Brown....................   1997     124,166           --             1,096            50,000
  Vice President                      1996          --           --                --                --
  Services                            1995          --           --                --                --

---------------
(1) For 1995, bonuses were paid at the discretion of the Board. For 1996, bonuses were paid to David Banks and Lawrence J. Pulkownik at the discretion of the Board and to James R. Lochry and George C. Franzen pursuant to individual 1996 Versant Executive Compensation Plans. Each of these plans contemplates bonuses that vary with the annual operating profit of the Company. For 1997, bonuses were paid at the discretion of the Board.

(2) Represents payment for life insurance premiums.

(3) Represents $23,200 in bonus and $117,765 in commissions earned in 1996.

(4) Represents $58,000 in bonus and $5,227 in commissions earned in 1996.

(5) Represents $20,000 in bonus and $63,096 in commissions earned in 1995.

(6) Represents $122,680 in commissions earned in 1997.

(7) Mr. Banks resigned as the Company's President and Chief Executive Officer in January 1998.

                                                  Preliminary Proxy Materials


OPTION GRANTS IN 1997

     The following table contains information concerning stock option grants pursuant to the Company's 1996 Equity Incentive Plan during 1997 to each of the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms, except as otherwise noted. These gains are based on assumed annual rates of stock price appreciation of 5% and 10% from the date the option was granted to the end of the option term.

                                           INDIVIDUAL GRANTS
                        --------------------------------------------------------
                        NUMBER OF
                        SECURITIES    % OF TOTAL                                    ANNUAL RATES OF STOCK
                        UNDERLYING     OPTIONS                                      PRICE APPRECIATION FOR
                         OPTIONS      GRANTED TO                                        OPTION TERM(3)
                         GRANTED      EMPLOYEES     EXERCISE PRICE    EXPIRATION    ----------------------
         NAME             (#)(1)      IN 1997(2)      PER SHARE          DATE          5%           10%
         ----           ----------    ----------    --------------    ----------    ---------    ---------
David Banks...........    20,000         1.7%          $18.1250         1/28/07     $227,976     $577,716
James R. Lochry.......    10,000         0.9            18.1250         1/28/07      113,988      288,858
                          10,000         0.9             6.3125         7/22/07       39,699      100,602
                           5,000         0.4            18.0000        10/22/07       56,601      143,433
Lawrence J.               10,000         0.9            18.1250         1/28/07      113,988      288,858
  Pulkownik...........
George C. Franzen.....    10,000         0.9            18.1250         1/28/07      113,988      288,858
Walter L. Brown.......    50,000         4.3             7.8750         5/22/07      247,629      627,519

---------------
(1) The options shown in the table are incentive stock options or nonqualified stock options that vest with respect to 25% of the shares on the first anniversary of the date of grant and thereafter for three years at the rate of 1/48th of the shares for each full month that the optionee renders services to the Company. These options expire ten years from the date of grant.

(2) The Company granted options to purchase an aggregate of 1,174,215 shares to employees in 1997.

(3) The 5% and 10% assumed annual rates of stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.

YEAR-END OPTION VALUES

     The following table sets forth information concerning the number of shares of Common Stock underlying exercisable and unexercisable options held by each of the Named Executive Officers at December 31, 1997 and the values of unexercised "in-the-money" options as of that date. None of the Named Executive Officers exercised options in 1997.

                                                                                       VALUE OF
                                                      NUMBER OF                      UNEXERCISED
                                                SECURITIES UNDERLYING                IN-THE-MONEY
                                                 UNEXERCISED OPTIONS                  OPTIONS AT
                                               AT DECEMBER 31, 1997(#)          FISCAL YEAR END($)(1)
                                             ----------------------------    ----------------------------
                   NAME                      EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                   ----                      -----------    -------------    -----------    -------------
David Banks................................    35,416          124,808(2)     $199,215        $879,968
James R. Lochry............................    12,266           98,068(3)     $148,725         985,742
Lawrence J. Pulkownik......................     6,769           41,640(4)     $ 29,653         289,087
George C. Franzen..........................     1,770           43,049(5)     $  9,956         397,622
Walter L. Brown............................        --           50,000              --         287,500

---------------
(1) These values have not been and may never be realized and represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock based on the closing trade on Nasdaq on December 31, 1997 ($13.625).

(2) Includes 40,244 shares subject to a right of repurchase as of December 31, 1997.

(3) Includes 53,334 shares subject to a right of repurchase as of December 31, 1997.

                                                  Preliminary Proxy Materials


(4) Includes 18,409 shares subject to a right of repurchase as of December 31, 1997.

(5) Includes 4,819 shares subject to a right of repurchase as of December 31, 1997.

EMPLOYMENT CONTRACTS AND TERMINATION AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company has entered into agreements with its executive officers that provide for acceleration of two additional years of vesting of shares subject to options or restricted stock upon certain acquisitions or changes in control of the Company.

     The Company has entered into agreements with each of its executive officers (excluding Nick Ordon) that provide the executive officer with up to 12 months of salary and non-equity benefits continuation and up to 12 months of additional stock option and unvested stock vesting following a termination of that executive officer's employment without cause prior to January 7, 1999.

     The Company entered into an agreement on December 3, 1997 with Nick Ordon, its current President and Chief Executive Officer, providing that: (i) Mr. Ordon will receive an annual salary of $200,000; (ii) Mr. Ordon will be eligible for a bonus of $125,000 at the end of his first year of employment with the Company based upon the achievement of certain goals and objectives and for an additional bonus of $25,000 if he exceeds those goals and objectives; (iii) Mr. Ordon will be granted an option to purchase 200,000 shares of the Company's Common Stock at a price of $6.5625 per share, which vests with respect to 25% of the shares on the first anniversary of the date of grant and thereafter for three years at the rate of 1/48th of the shares for each full month that Mr. Ordon renders services to the Company, such option to expire 10 years from the date of grant; (iv) Mr. Ordon will be granted an option to purchase 25,000 shares of the Company's Common Stock at a price of $6.5625 per share, which will vest based upon the achievement of certain goals and objectives in two equal annual increments; (v) in the event the Company is acquired during the term of Mr. Ordon's employment, 50% of Mr. Ordon's unvested options outstanding on the date of acquisition will immediately vest; and (vi) Mr. Ordon will receive certain other employee benefits.

     The Company entered into an agreement on January 7, 1998 with David Banks, the Company's former President and Chief Executive Officer, providing that: (i) Mr. Banks will continue to receive a $210,000 annual salary, a $62,250 bonus and certain other benefits through January 7, 1999; (ii) Mr. Banks' options and unvested stock will continue to vest through January 7, 1999; (iii) Mr. Banks will be able to exercise any vested options through April 7, 1999; and (iv) Mr. Banks shall retain the IBM ThinkPad Notebook computer supplied to him by the Company.

                              CERTAIN TRANSACTIONS

     Since January 1, 1997, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer or holder of more than 5% of the Common Stock of the Company had or will have a direct or indirect material interest, except for those transactions described under "Management -- Executive Compensation" and "-- Employment Contracts and Termination and Change-in-Control Arrangements."

                             SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received by the Company at its principal executive offices no later than January 11, 1999 in order to be included in the Company's Proxy Statement and form of proxy relating to the meeting.

     COMPLIANCE UNDER SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16 of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and

                                                  Preliminary Proxy Materials


reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors of the Company, the Company believes that all Section 16(a) filing requirements were met during 1997.

                             ADDITIONAL INFORMATION

     The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997 is being mailed with this Proxy Statement to shareholders of the Company.

                                 OTHER BUSINESS

     The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that Proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such Proxies.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                                                  Preliminary Proxy Materials

                     VERSANT OBJECT TECHNOLOGY CORPORATION
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                                  June 10, 1998

      The undersigned hereby appoints Nick Ordon and Gary Rhea, or either of them, each with full power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Versant Object Technology Corporation (the "Company") to be held at 10:30 a.m. on Wednesday, June 10, 1998, at the Company, located at 6539 Dumbarton Circle, Fremont, California 94555, and at any adjournments or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting on the following matters:

      1.    ELECTION OF DIRECTORS.

            [ ]   FOR all nominees listed       [ ]   WITHHOLD AUTHORITY
                  below (except as indicated          to vote for all nominees
                  to the contrary below)              listed below

      Nominees: David Banks, Mark Leslie, Stephen J. Gaal, Nick Ordon and James Simpson

      Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

--------------------------------------------------------------------------------

      2. AMENDMENT TO THE COMPANY'S 1996 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 75,000 SHARES, FROM 325,000 SHARES TO 400,000 SHARES.

            [   ] FOR         [   ] AGAINST           [   ] ABSTAIN

      3. AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME FROM VERSANT OBJECT TECHNOLOGY CORPORATION TO VERSANT CORPORATION.

            [   ] FOR         [   ] AGAINST           [   ] ABSTAIN

      4. RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 1998.

            [   ] FOR         [   ] AGAINST           [   ] ABSTAIN

            THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE FIVE NOMINEES AND FOR PROPOSALS 2, 3 AND 4.

           (Continued and to be signed and dated on the reverse side.)

                                                  Preliminary Proxy Materials


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE FIVE NOMINEES AND FOR PROPOSALS 2, 3 AND 4. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VERSANT OBJECT TECHNOLOGY CORPORATION.

Signature(s) of Shareholder(s):


Name:                                        Name:
     -------------------------------              ------------------------------

By:                                          By:
   ---------------------------------            --------------------------------

Title:                                       Title:
      ------------------------------               -----------------------------

Dated:                  , 1998               Dated:                  , 1998
      ------------------                           ------------------


      Please sign exactly as your name(s) appear(s) on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute the above proxy for a deceased Shareholder should give their full title. Please date the proxy.

      Please check the following box if you plan to attend the meeting: [ ]

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.